EXHIBIT 99.1

March 1, 2013
4Q 2012
Earnings Conference Call

Safe Harbor Statement
This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.
These statements can be identified by the use of forward-looking terminology such as
“believes,” “estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Important factors that could cause actual results to differ materially from such forward-looking statements include, without limitation, risks related to the following:
❑ Increasing competition in the communications industry; and
❑ A complex and uncertain regulatory environment.
A further list and description of these risks, uncertainties and other factors can be found in the
Company’s SEC filings which are available online at www.sec.gov, www.shentel.com or on request from the Company. The Company does not undertake to update any forward-looking statements as a result of new information or future events or developments.

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Shentel believes they provide relevant and useful information to investors. Shentel utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, return investment to shareholders and to fund continued growth. Shentel also uses these financial performance measures to evaluate the performance of its businesses and for budget planning purposes.

President and CEO

4Q’12 Highlights
■ 4G LTE Progress at 12/31/12
 ▪  224 Sites upgraded to NV equipment
 ▪ 200 with 4G LTE in service
■ Improved Returns from Prepaid
 ▪  Q4 Update of Prepaid settlement rates with Sprint
 ▪ $11.8M received, cost reduction covering July 2010 through
 September 2012

$251.1
$288.1
2011
2012

$93.1
$106.8
2011
2012

SHENTEL

2012 Financial Highlights
Revenue
($ millions)
Adjusted OIBDA
($ millions)

234.8
67.0
248.6
107.1
262.9
128.2
12/31/2010
12/31/2011
12/31/2012
Postpaid
Prepaid

SHENTEL

Wireless Highlights
PCS Customers (000s)
❑ Steady Postpaid growth
 Postpaid customers up 5.7%
 in the last year
❑ Rapid Prepaid Growth
 Q4’12 net additions of 5,723;
 128k prepaid subs at 12/31
❑ Churn improves
 ▪ Postpaid churn 1.87% for
 4Q’12, down from 1.89%
 for 4Q’11.
 ▪ Prepaid Q4’12 churn of
 3.71% compared to 3.90%
 for Q4’11.

Cable Highlights
■ RGU Growth
 ■ Total RGU growth of 2.7% during 2012
 ■ 114,891 RGUs at 12/31/2012
■ Cable Upgrades
 ■ Started the final planned upgrade to markets acquired in
 mid-2010.
■ Non-cash Impairment Charge
 ■ Result of annual testing; wrote off $11.0 million of goodwill

VP of Finance and CFO

| | For the Quarter Ended: | | | For the Year Ended: | | |
|---|---|---|---|---|---|---|
| | 12/31/11 | 12/31/12 | Change | 12/31/11 | 12/31/12 | Change |
| Operating Income | 8,035 | 9,297 | 1,262 | 32,290 | 34,658 | 2,368 |
| Depreciation and Amortization | 13,615 | 16,552 | 2,937 | 55,770 | 64,412 | 8,642 |
| Adjusted prepaid results | 1,548 | (11,802) | (13,350) | 4,890 | (6,137) | (11,027) |
| Plus (gain) loss on asset sales | (274) | 361 | 635 | (1,309) | 441 | 1750 |
| Plus non-cash goodwill impairment charge | - | 10,952 | 10,952 | - | 10,952 | 10,952 |
| Plus storm damage | - | 262 | 262 | - | 813 | 813 |
| Share Based Compensation | 172 | 368 | 196 | 1,507 | 1626 | 119 |
| Other | - | - | - | - | - | - |
| **Adjusted OIBDA** | **23,096** | **25,990** | **2,894** | **93,148** | **106,765** | **13,617** |

SHENTEL

Profitability
Adjusted OIBDA ($ thousands)

120,000
100,000
80,000
60,000
40,000
20,000
0
64,889
72,548
76,619
84,006
93,148
106,765
2007
2008
2009
2010
2011
2012

90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
-10,000
2007
2008
2009
2010
2011
2012
Wireless
Cable
Wireline

SHENTEL

Growth in Adjusted OIBDA ($ thousands)
Adjusted OIBDA
Adjusted OIBDA

$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.57
$0.65
$0.69
$0.84
2011
2012
Earnings per share from continuing operations
Adjusted earnings per share from continuing operations

Adjusted EPS
Adjusted EPS

| *(in thousands)* | Wireless Q4'11 | Wireless Q4'12 | Cable Q4'11 | Cable Q4'12 | Wireline Q4'11 | Wireline Q4'12 |
|---|---|---|---|---|---|---|
| Operating Income | $ 10.0 | $ 22.1 | $ (4.3) | $ (15.3) | $ 3.1 | $ 3.3 |
| Depreciation and Amortization | 5.7 | 8.5 | 5.7 | 5.6 | 2.2 | 2.5 |
| Adjusted prepaid results | 1.6 | (11.8) | - | - | - | - |
| Plus (gain) loss on asset sales | (0.5) | - | 0.1 | 0.1 | 0.1 | 0.2 |
| Plus non-cash goodwill impairment charge | - | - | - | 10.9 | - | - |
| Plus storm damage | - | - | - | 0.3 | - | - |
| Share Based Compensation | 0.1 | 0.1 | 0.1 | 0.2 | 0.1 | 0.1 |
| **Adjusted OIBDA** | **$ 16.9** | **$ 18.9** | **$ 1.6** | **$ 1.8** | **$ 5.5** | **$ 6.1** |

SHENTEL

Adjusted OIBDA by Segment ($ millions)

5.0
3.0
1.0
(1.0)
(3.0)
3.9
2.2
0.3
(0.8)
(0.8)
(0.9)
(1.9)
Postpaid Revenue
Prepaid Revenue
Mobile Company
Other
Network Operating Costs
Prepaid Support Costs
Prepaid Acquisition

SHENTEL

Wireless Segment - Change in Adjusted OIBDA
Q4’12 vs. Q4’11 ($ millions)

Towers
Non-affiliate Leases
225
200
175
150
125
100
75
50
25
0
2008
2009
2010
2011
2012

Non-affiliate Revenue
Affiliate Revenue
6.7
2.4
4.3
7.4
2.7
4.7
8.5
3.0
5.5
9.2
3.2
6.0
9.5
3.3
6.2
2008
2009
2010
2011
2012

| | For the Year Ended: | | | | |
|---|---|---|---|---|---|
| *(in thousands)* | **2008** | **2009** | **2010** | **2011** | **2012** |
| Operating Income | $2,839 | $3,306 | $3,802 | $3,962 | $4,302 |
| Depreciation and Amortization | 884 | 987 | 1,189 | 1,326 | 1,362 |
| Share Based Compensation | 4 | 8 | 9 | 18 | 19 |
| **Adjusted OIBDA** | **$3,727** | **$4,301** | **$5,000** | **$5,306** | **$5,683** |

SHENTEL

Key Operational Results - Mobile Company
Mobile Company Revenue ($ millions)
Towers and Leases

1.0
0.5
-
(0.5)
(1.0)
0.7
0.3
0.3
(0.5)
(0.6)
High Speed Data Revenues
Customer Acquisition & Marketing
Voice Revenues
Programming Costs
Other

SHENTEL

Cable Segment - Change in Adjusted OIBDA
Q4’12 vs. Q4’11 ($ millions)

EVP and COO

Network Vision Scorecard - as of 2/25/13
To Date:
Leasing & Zoning Complete 413 out of 520 year-end sites
Sites on air   267 out of 520 year-end sites
Sites with 4G LTE launched 222 out of 520 year-end sites
■ Sites on air have more than tripled since end of Q3 2012
■ 4G LTE currently available to 67% of covered POPs
■ 4G LTE service launched in 9 out of 13 local markets

262.9
248.6
234.8
12/31/2010
12/31/2011
12/31/2012

SHENTEL

Key Operational Results - Wireless
PCS Postpaid Customers (000s)

65,240
69,124
2011
2012

13,811
14,272
2011
2012

SHENTEL

Key Operational Results - Wireless
Annual Gross Additions - Postpaid
Annual Net Additions - Postpaid
■ Net adds of 4,025 in Q4 2012
 versus 5,072 in Q4 2011
■ Q4 2012 churn of 1.87% down
 from 1.89% in Q4 2011
■ Shentel-controlled channels
 produced 49% of gross adds in
 Q4 2012 and 55% in Q4 2011
■ 2012 annual churn of 1.79% up
 from 1.78% in 2011
■ Shentel-controlled channels
 produced 48% of gross adds in
 2012 and 53% in 2011

Voice
Data
$59.44
$27.47
$31.97
$61.83
$30.22
$31.61
Q4'11
Q4'12

SHENTEL

Key Operational Results - PCS
Gross Billed Revenue per Postpaid User - Data & Voice 1
1 - Before Service credits, bad debt, Sprint Nextel fees.

Total Up 13%
$166.2
$187.1
29.2
5.3
16.7
115.0
33.2
6.7
15.8
131.4
Net Up 14%
2011
2012
Management & Service Fees
Bad Debt
Discounts and Credits
Net Revenue

SHENTEL

PCS Revenues
Annual Gross Billed Revenues - Postpaid ($ millions)

Postpaid PCS Customers Top Picks Q4 2012
■ Smartphones made up 65% of
 the Postpaid base in Q4 2012,
 up from 53% in Q4 2011 and
 61% in Q3 2012
■ Top Service Plans - 72% of
 Gross Adds
 ► Everything Data 1500 - 56%
 ► Everything Data 450 - 16%
■ Top Devices - New Activations
 - All Channels
 ► iPhone 24%
 ► Samsung Galaxy S III 23%
 ► Kyocera DuraXT  6%

iPhone Statistics - Q4’12
■ 24% of Q4 Gross Adds
■ 34% of iPhones were sold or upgraded in Shentel-
 controlled channels
■ 17.9% of 12/31/2012 Postpaid customers had the
 iPhone, up from 13.2% at 9/30/12
 ■ 54% iPhone 4S
 ■ 33% iPhone 4
 ■ 13% iPhone 5

Net Additions
Gross Additions
19.5
20.7
19.4
15.0
18.8
19.6
6.9
8.8
7.3
2.7
5.4
5.7
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

98.3
107.1
114.4
117.1
122.5
128.2
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

SHENTEL

PCS Prepaid Statistics
Gross Additions (000s)
Cumulative Customers (000s)

4.4%
3.9%
3.7%
3.6%
3.7%
3.7%
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

$22.31
$22.33
$23.16
$23.40
$24.05
$24.36
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Q4'12

SHENTEL

PCS Prepaid Statistics
Churn %
Average Gross Billed Revenue

125,000
100,000
75,000
50,000
25,000
-
111,881
114,006
112,493
114,762
114,891
64,979
64,532
62,737
62,526
61,559
9,881
10,618
11,133
11,849
12,307
37,021
38,856
38,623
40,387
41,025
4Q11
1Q12
2Q12
3Q12
4Q12
Video
Voice
High Speed Internet

SHENTEL

Cable - RGU Growth by Quarter
Customers	75,131	75,348	76,130	74,726	74,798
RGU's/Customer	1.49	1.51	1.48	1.54	1.54

$49.74
$53.63
Q4'11
Q4'12

$74.27
$81.44
Q4'11
Q4'12

SHENTEL

Cable Statistics
Average Monthly Revenue per RGU
Average Monthly Revenue per Customer*
*Average monthly revenue per video subscriber was $84.46 and $99.30 for Q4 2011 and Q4 2012, respectively.

| | 12/31/2010 | 12/31/2011 | 12/31/2012 |
|---|---|---|---|
| **Homes Passed** | **178,763** | **182,156** | **184,533** |
| **Customer Relationships** | **74,212** | **75,348** | **74,798** |
| Video | | | |
| Revenue generating units | 67,235 | 64,979 | 61,559 |
| Penetration | 37.6% | 35.7% | 33.4% |
| Digital video penetration | 34.0% | 39.0% | 39.5% |
| High-speed Internet | | | |
| Available Homes | 144,099 | 156,119 | 163,273 |
| Revenue generating units | 31,832 | 37,021 | 41,025 |
| Penetration | 22.1% | 23.7% | 25.1% |
| Voice | | | |
| Available Homes | 118,652 | 143,235 | 154,552 |
| Revenue generating units | 6,340 | 9,881 | 12,307 |
| Penetration | 5.3% | 6.9% | 8.0% |
| **Total Revenue Generating Units** | **105,407** | **111,881** | **114,891** |

Note: Video homes passed includes 16K homes located in Shenandoah County, VA, where internet and voice services are provided by the Wireline segment.

SHENTEL

Key Operational Results - Cable

23.7
23.1
22.3
12/31/2010
12/31/2011
12/31/2012

11.9
12.4
12.6
12/31/2010
12/31/2011
12/31/2012

SHENTEL

Key Operational Results - Wireline
■ Access line loss of 3.4% in
 past 12 months
■ Broadband penetration in
 LEC area at 56%
■ 1.7% growth in DSL
 customers since
 12/31/2011.
■ Total connections at
 12/31/12 of 34.9 thousand
Access lines (000s)
DSL Customers (000s)

Non-affiliate Revenue
Affiliate Revenue
14.2
16.9
21.2
8.4
10.0
13.2
5.8
6.9
8.0
2010
2011
2012

5.3
13.6
15.9
2010
2011
2012

SHENTEL

Wireline Statistics - Fiber Sales ($ millions)
Fiber Lease Revenue
New External Fiber Lease Contracts*
* Amounts shown represent the total contract value.
Contract Terms range from 36 to 120 months.

Wireless
Wireline
Cable
125.2
112.7
74.6
55.9
4.5
27.4
11.2
12.8
3.5
36.4
10.2
24.5
5.2
23.8
10.7
73.0
8.3
23.1
17.7
76.1
2010 Actual
2011 Actual
2012 Actual*
2013 Budget

SHENTEL

Investing in the Future
■ Last Cable upgrade of 10,000
 homes passed is underway
 and expected to be complete
 in 2013.
■ Network Vision spend of
 $55M in 2012. Budget of
 $60M in 2013.
■ Success-based spending is
 23% of total 2013 budget.
Capex Spending ($ millions)
* Capex spending for 2012 includes $24.7 million of contracted commitments that was included in accounts payable at 12/31/12.

Q&A

Appendix

*Dollars in thousands (except subscribers and revenue per subscriber)*

| Gross billed revenue | 4Q 2011 | 4Q 2012 |
|---|---|---|
| Wireless segment total operating revenues | $ 40,947 | $ 47,045 |
| Equipment revenue | (1,318) | (1,675) |
| Tower Lease Revenue | (2,224) | (2,297) |
| Prepaid Net Service Revenues | (6,471) | (8,702) |
| Other revenue | (700) | (268) |
| Wireless service revenue – postpaid | 30,234 | 34,103 |
| Discounts and Credits | 4,323 | 3,722 |
| Write-offs | 1,504 | 1,838 |
| Management fee | 3,082 | 3,438 |
| Service fee | 4,623 | 5,157 |
| Gross billed revenue – postpaid | $ 43,766 | $ 48,258 |
| Average postpaid subscribers | 245,429 | 260,164 |
| Billed revenue per postpaid subscriber | $59.44 | $61.83 |

SHENTEL

Non-GAAP Financial Measure -
Billed Revenue per Postpaid Subscriber

| *in thousands, except per share amounts* | 2011 | 2012 |
|---|---|---|
| **Net income from continuing operations** | $ 13,538 | $ 16,603 |
| **Adjustments:** | | |
| **Adjusted prepaid results** | 4,890 | (6,137) |
| **Goodwill impairment charge** | - | 10,952 |
| **Loss (gain) on assets sales** | (1,309) | 441 |
| **Storm damage costs** | - | 813 |
| **Pension settlement and curtailment costs** | - | - |
| **Busines acquisition costs** | - | - |
| **Total adjustments** | 3,581 | 6,069 |
| **Less tax effect** | (1,578) | (2,547) |
| **Net adjustment** | 2,003 | 3,522 |
| **Adjusted net income from continuing operations** | $ 15,541 | $ 20,125 |
| **Weighted average diluted shares outstanding** | 23,826 | 24,019 |
| **Earnings per share from continuing operations** | $ 0.57 | $ 0.69 |
| **Adjusted earnings per share from continuing operations** | $ 0.65 | $ 0.84 |

SHENTEL

Non-GAAP Financial Measure -
Adjusted Earnings Per Share